U.S. Bancorp 1Q19 Earnings Conference Call April 17, 2019 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q19 Highlights * Taxable-equivalent basis; see slide 26 for calculation ** Excluding the impact of student loans sold in 2Q18 and FDIC covered loans sold in 4Q18, average total loans grew 3.7% vs. 1Q18

Performance Ratios Efficiency Ratio** & Net Interest Margin Net interest margin on a taxable-equivalent basis * Excluding notable items; see slides 26 and 27 for calculations ** Non-GAAP; see slides 26 and 27 for calculations Return on Average Common Equity Return on Tangible Common Equity** Return on Average Assets 56.3% 15.8% 20.2% 1.55%*

Average Loans +0.9% linked quarter +2.4% year-over-year On a linked quarter basis, average total loan growth was driven by growth in residential mortgages and total commercial loans, partially offset by a decrease in total commercial real estate loans. On a year-over-year basis, growth in average total loans was driven by residential mortgages, total commercial loans, credit card loans and retail leasing. This growth was partially offset by a decrease in total commercial real estate loans as paydowns continued. $ in billions

Average Deposits $ in billions +0.3% linked quarter +0.2% year-over-year Interest-bearing Deposits Average NIB deposits decreased both linked quarter and year-over-year. On a year-over-year basis, the decline was primarily driven by continued deployment of business deposits (Corporate and Commercial Banking) and corporate trust balances (Wealth Management and Investment Services). Average total savings deposits increased linked quarter, driven by growth in Consumer and Business Banking and Corporate and Commercial Banking balances. Average total savings deposits declined year-over-year, driven by a decrease in corporate trust balances. On both a linked quarter and year-over-year basis, growth in time deposits largely reflects the management of those deposits as an alternative to other funding sources.

Credit Quality $ in millions NCO Ratio +3 bps QoQ +3 bps YoY NPAs +1.6% QoQ -16.5% YoY

Earnings Summary

Net Interest Income Linked Quarter Net interest income decreased, primarily driven by two fewer days in the quarter and lower interest recoveries, partially offset by loan growth. Net interest margin expansion was driven by loan portfolio mix, lower cash balances and the impact of the 4Q18 rate hike. This increase was partially offset by the impact of deposit and funding mix shifts. Year-over-Year Net interest income growth was driven by the impact of rising interest rates, growth in earning assets and higher securities yields, partially offset by deposit pricing and funding mix shifts. The net interest margin increased, primarily due to rising interest rates, higher reinvestment rates on maturing securities and loan portfolio mix, partially offset by deposit and funding mix shifts. $ in millions Net interest income on a taxable-equivalent basis; see slide 26 for calculation -1.4% linked quarter +2.8% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other $2,272 $2,498 $2,291 Linked Quarter The decline in payment services revenue reflects seasonally lower sales across all business segments and fewer billing cycle processing days within the credit and debit card business. Service charges revenue decreased, primarily due to the sale of the Company’s ATM servicing business and the impact of two fewer days in the quarter. Other noninterest income decreased due to the impact of 4Q18 notable items. Year-over-Year Growth in corporate payment products and merchant processing services revenue was driven by higher sales volumes. Other noninterest income growth reflects higher equity investment income, tax-advantaged investment syndication revenue and transition services agreement revenue associated with the ATM servicing business sale. Mortgage banking revenue declined due to changes in mortgage servicing rights valuations, net of hedging activities, and lower servicing income, partially offset by higher production volume. -8.3% linked quarter +0.8% year-over-year

Noninterest Expense Linked Quarter Costs related to tax-advantaged projects and professional services were seasonably lower. The decrease in marketing and business development expense was driven by the timing of certain marketing campaigns. Employee benefits expense increased due to seasonally higher payroll taxes. Year-over-Year Total noninterest expense growth was primarily driven by higher personnel costs and technology investment. Compensation expense increased principally due to the impact of hiring to support business growth and merit increases. Other noninterest expense decreased, reflecting lower FDIC assessment costs and lower costs related to tax-advantaged projects. $ in millions PPS = postage, printing and supplies $3,055 $3,280 $3,087 -5.9% linked quarter -0.6% excluding notable items +1.0% year-over-year

Capital Position * Non-GAAP; see slide 25 for calculations

Digital Engagement Trends * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms Three months ended Three months ended

Appendix

Average Loans vs. 1Q18 Average total loans increased by $6.7 billion, or 2.4% Average residential mortgage loans increased by $5.4 billion, or 9.0% Average commercial loans increased by $4.5 billion, or 4.6% Average credit card loans increased by $1.3 billion, or 6.2% Average commercial real estate loans decreased by $0.9 billion, or 2.2% vs. 4Q18 Average total loans increased by $2.4 billion, or 0.9% Average residential mortgage loans increased by $1.1 billion, or 1.7% Average commercial loans increased by $1.4 billion, or 1.4% Average commercial real estate loans decreased by $0.7 billion, or 1.7% Key Points Year-over-Year Growth 2.3% 1.1% 1.2% 1.4% 2.4% Covered Commercial CRE Res Mtg Retail Credit Card $281.1 $279.4 $278.6 6.1% $286.1 Average Loans ($bn) $283.7

Average Deposits Key Points Average Deposits ($bn) vs. 1Q18 Average total deposits increased by $0.8 billion, or 0.2% Average low-cost deposits (NIB, interest checking, savings and money market) declined $7.3 billion, or 2.5% vs. 4Q18 Average total deposits increased by $1.0 billion, or 0.3% Average low-cost deposits declined $2.1 billion, or 0.7% Year-over-Year Growth 1.9% 1.1% (1.5%) (1.4%) 0.2% Time Money Market Checking and Savings Noninterest-bearing $335.4 $334.6 $334.8 $330.1 $334.4

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$97,465$100,515$101,960 30-89 Delinquencies0.25%0.31%0.58% 90+ Delinquencies0.06%0.07%0.07% Nonperforming Loans0.31%0.20%0.26% Linked Quarter Growth (0.1%) 0.9% 0.7% 1.5% 1.4% Linked quarter growth was modest at 1.4% and year-over-year growth was 4.6% Net charge-offs increased slightly on both a year-over-year and linked quarter basis, but remained at historically low levels

Investor $18,929 Owner Occupied $9,530 A&D Const $333 Multi-family $3,853 Retail $348 Residential Construction $2,163 Office $1,091 Other $2,559 Resi Land $664 $mm1Q184Q181Q19 Average Loans$40,366$40,149$39,470 30-89 Delinquencies0.09%0.18%0.11% 90+ Delinquencies0.01%0.00%0.01% Nonperforming Loans0.30%0.29%0.32% Performing TDRs*$135$164$139 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (1.6%) (1.3%) (0.8%) 1.5% (1.7%) Average loans decreased by 1.7% on a linked quarter basis and were down year-over-year as well due to high market liquidity resulting in continued early payoffs Credit quality remained strong and stable; nonperforming loans remain low

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$60,174$64,476$65,582 30-89 Delinquencies0.24%0.27%0.26% 90+ Delinquencies0.22%0.18%0.18% Nonperforming Loans0.71%0.46%0.43% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,578 million in 1Q19) Linked Quarter Growth 0.9% 1.1% 2.0% 3.9% 1.7% Originations continued to be high credit quality (weighted average FICO of 761, weighted average LTV of 71%) More than 92% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$21,284$22,396$22,597 30-89 Delinquencies1.32%1.39%1.31% 90+ Delinquencies1.29%1.25%1.29% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 0.3% (0.3%) 2.6% 2.9% 0.9% Year-over-year average loan growth of 6.2% was driven by both new originations and existing account usage The commitment weighted average FICO on new originations remained strong at 772 Delinquencies and charge-offs were stable year-over-year

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth (0.6%) (0.9%) (0.3%) 0.4% (0.4%) Key Statistics Key Statistics $mm1Q184Q181Q19 Average Loans$16,195$16,065$15,993 30-89 Delinquencies0.41%0.56%0.54% 90+ Delinquencies0.32%0.35%0.37% Nonperforming Loans0.79%0.90%0.77% Loans: 11% Wtd Avg LTV*: 78% Wtd Avg FICO*: 749 Lines: 89% Wtd Avg LTV*: 71% Wtd Avg FICO*: 753 *LTV and FICO at origination High-quality originations (weighted average FICO on commitments of 779, weighted average CLTV of 69%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries due to continued strength in home values

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$7,982$8,489$8,586 30-89 Delinquencies0.34%0.43%0.42% 90+ Delinquencies0.02%0.04%0.03% Nonperforming Loans0.09%0.14%0.12% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 0.0% 2.1% 2.9% 1.3% 1.1% Continued high-quality originations during 1Q19 (weighted average FICO of 781) Delinquencies and net charge-offs remained at low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$32,874$31,587$31,922 30-89 Delinquencies0.73%0.87%0.78% 90+ Delinquencies0.15%0.15%0.14% Nonperforming Loans0.11%0.13%0.13% Linked Quarter Growth 0.1% (4.9%) 0.8% 0.2% 1.1% Average other retail loans increased 1.1% linked quarter; the year-over-year decrease in average other retail loans was primarily driven by the 2Q18 student loan portfolio sale Net charge-offs, delinquencies and nonperforming loans were all relatively stable and consistent with the low levels experienced in recent quarters

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm1Q184Q181Q19 Average Loans$18,868$18,500$18,833 30-89 Delinquencies0.85%1.04%0.95% 90+ Delinquencies0.08%0.09%0.08% Nonperforming Loans0.12%0.14%0.15% Direct: 4% Wtd Avg FICO: 746 NCO: 0.29% Indirect: 96% Wtd Avg FICO: 774 NCO: 0.45% Auto loans are included in Other Retail category Linked Quarter Growth 0.6% (1.4%) (0.2%) (0.3%) 1.8% New balances continue to be driven by high-quality originations in the Indirect channel (weighted average FICO of 782) Late stage delinquencies remained stable while net charge-offs decreased slightly on a linked quarter basis

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) – see slide 28 for corresponding note

Non-GAAP Financial Measures (2), (3), (4), (5) – see slide 28 for corresponding notes

Non-GAAP Financial Measures (1), (5) – see slide 28 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items related to noninterest income for the three months ended December 31, 2018 include: $340 million gain on sale of ATM servicing business and $264 million of asset impairments. Notable items related to noninterest expense for the three months ended December 31, 2018 include: $174 million severance charges and legal accruals. Notable items for the three months ended December 31, 2018 include: $271 million (after-tax) gain on sale of ATM servicing business, $210 million (after-tax) of asset impairments, $139 million (after-tax) severance charges and legal accruals, $120 million reduction in income tax expense due to tax reform legislation estimate changes and $3 million noncontrolling interest adjustment.

U.S. Bancorp 1Q19 Earnings Conference Call April 17, 2019